UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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BREEDIT CORP.
(Name of Registrant as Specified In Its Charter)

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INFORMATION STATEMENT
OF
BREEDIT CORP.
40 Wall Street, 28th Floor
New York, NY 10005
Phone: +(972) 54-222-9702

To Our Stockholders:

This Notice and the accompanying Information Statement (the "Information Statement") are being furnished to the stockholders of BreedIT Corp., a Delaware Registrant (the "Registrant" or the "Registrant"), in connection with actions taken by the Registrant's Board of Directors and the holders of a majority of the issued and outstanding shares of common stock of the Registrant (the "Majority Consenting Stockholders") who together executed a joint written consent on August 19, 2016 (the "Joint Written Consent"), a copy of which is attached as Exhibit A hereto, to authorize and approve a Certificate of Amendment to the Registrant's Certificate of Incorporation, to: (i) change the name of the Registrant from BreedIT Corp. to TechCare Corp. (the "Name Change"); (ii) increase the authorized capital stock of the Registrant from five hundred million (500,000,000) shares, consisting only of shares of common stock, par value $0.0001 (the "Common Stock"), to five hundred and ten million (510,000,000) shares of capital stock, consisting of five hundred million (500,000,000) shares of Common Stock and ten million (10,000,000) shares of newly authorized preferred stock, par value $0.0001 (the "Preferred Stock"); and (iii) effect a one-for-thirty (1:30) reverse stock split (the "Reverse Split") of the 446,282,698 outstanding shares of the Registrant's Common Stock at August 19, 2016 (the "Record Date"). The Board of Directors shall have the authority to establish one or more series of Preferred Stock and fix relative rights and preferences of any series of Preferred Stock, without any further action or approval of our stockholders. The foregoing are referred to collectively, as the "Corporate Actions".

The above Corporate Actions, which are being taken pursuant to the Joint Written Consent of the Board of Directors and Majority Consenting Stockholders at such future date as determined by the Board of Directors, are being undertaken in furtherance of the merger of Novomic Ltd., a private Israeli limited liability Registrant ("Novomic Ltd.") with the Registrant (the "Merger"), as disclosed in the Registrant's Form 8-K12G filed with the SEC on August 8, 2016.

The Corporate Actions will be evidenced by the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, but in no event earlier than the 20th day after this Information Statement is mailed or furnished to the stockholders of record as of August 18, 2016 (the "Record Date"). The Certificate of Amendment, a copy of which is attached hereto as Exhibit B, was authorized and approved by the Joint Written Consent and Majority Consenting Stockholders.

This Information Statement is be sent to you for information purposes only and you are not required to take any action.
We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy

By Order of the Board of Directors:
/s/ Liran Chen
Liran Chen
CEO
August 22, 2016

BreedIT Corp.
40 Wall Street, 28th Floor
New York, NY 10005
Phone: +(972) 54-222-9702

Information Statement Pursuant to Section 14C of the Securities Exchange Act of 1934

This Preliminary Information Statement is being filed by BreedIT Corp. ("BreedIT" or the "Registrant") with the United States Securities and Exchange Commission (the "SEC") on August 22, 2016, in connection with the Joint Written Consent dated August 19, 2016 to amend the Registrant's Certificate of Incorporation to: (i) change the name of the Registrant from BreedIT Corp. to TechCare Corp.; (ii) increase the authorized capital stock of the Registrant from five hundred million (500,000,000) shares, consisting only of shares of common stock, par value $0.0001 (the "Common Stock"), to five hundred and ten million (510,000,000) shares of capital stock, consisting of five hundred million (500,000,000) shares of Common Stock and ten million (10,000,000) shares of newly authorized preferred stock, par value $0.0001 (the "Preferred Stock"); and (iii) effect a one-for-thirty (1:30) Reverse Split of the 446,282,698 issued and outstanding shares of the Registrant's Common Stock.

The foregoing actions are collectively referred to as the "Corporate Actions," all as discussed more fully below, and are being undertaken in connection with the Registrant's closing of a merger agreement (the "Merger Agreement") with Novomic Ltd, a private Israeli limited liability Registrant ("Novomic Ltd"), held on July 29, 2016 (the "Closing"), pursuant to which Novomic Ltd became a wholly-owned subsidiary of the Registrant. A copy of the Merger Agreement was filed as an exhibit to the Registrant's Form 8-K on February 10, 2016.

Since its organization in 2009, Novomic Ltd has been engaged in the design, development, manufacturing and commercialization of a unique platform enabling a variety of medical treatments utilizing its proprietary device that vaporizes liquids from a contained capsule into the treatment area, which is comprised of three key major components: (i) Compressor; (ii) Head Cap; and (iii) Treatment Capsules. Reference is made to the Registrant's Form 8-K12G filed with the SEC on August 8, 2016 for complete disclosure regarding Novomic Ltd and its head lice treatment platform business.

The Corporate Actions will be evidenced by the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware but will not become effective until the Registrant receives approval from FINRA of the Name Change and the Reverse Split (the "Effective Date").

Pursuant to Rule 14c-2(b) promulgated by the SEC under the Securities Exchange Act of 1934 (the "Exchange Act"), the actions approved by the Joint Written Consent and Majority Consenting Stockholders cannot become effective until twenty (20) days from the date of mailing of the Definitive Information Statement to our stockholders.

New Common Stock certificates reflecting the name change will not be issued at the Effective Date. The Registrant's Common Stock is subject to quotation on the OTCQB Market under the symbol "BRDT." Upon the Effective Date of the Reverse Split and the Name Change, FINRA will change our symbol to reflect the Registrant's Name Change.

ACTIONS TAKEN BY THE JOINT WRITTEN CONSENT OF THE BOARD OF DIRECTORS AND MAJORITY CONSENTING STOCKHOLDERS OF THE REGISTRANT

ACTION I

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE REGISTRANT TO TECHCARE CORP.

On August 19, 2016, the Registrant's Board of Directors approved an Amendment to the Registrant's Certificate of Incorporation to effect the Name Change based upon the Joint Written Consent of the Board of Directors and Majority Consenting Stockholders. A copy of the Joint Written Consent is attached as Exhibit A to this Information Statement and a copy of the Certificate of Amendment to the Certificate of Incorporation is attached as Exhibit B to this Information Statement.

Reasons for the Name Change

The Registrant's Board of Directors ratified, approved and recommended that the Registrant's Majority Consenting Stockholders consent to the Name Change to more accurately reflect the Registrant's recent business developments. More specifically, as disclosed in its current report on Form 8-K12G filed with the SEC on August 8, 2016, the Registrant reported that it closed the Merger Agreement with Novomic Ltd, an Israeli limited liability Registrant that effective July 29, 2016 became a wholly-owned subsidiary of the Registrant (the "Closing").

The Registrant had previously reported in its Form 8-K filed with the SEC on August 28, 2015, that it had entered into a separation agreement dated pursuant to which it had ceased funding its former majority-owned subsidiary, BreedIT Ltd and was no longer engaged in the business of BreedIT Ltd. From and after the execution of the Separation Agreement, the Registrant devoted its resources and efforts toward pursuing alternative business opportunities.

In connection with the execution of the Separation Agreement on August 28, 2015, the Registrant agreed to change its name from BreedIT Corp. to TechCare Corp.

ACTION II

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITAL STOCK AND TO AUTHORIZE SHARES OF PREFERRED STOCK

The Registrant's Board of Directors and the Majority Consenting Stockholders have adopted and approved the Certificate of Amendment to increase the authorized Capital Stock from five hundred million (500,000,000) shares, consisting solely of shares of Common Stock to five hundred and ten million (510,000,000) shares of capital stock consisting of five hundred million (500,000,000) shares of Common Stock and ten million (10,000,000) shares of Preferred Stock. The Common Stock and the newly authorized Preferred Stock are sometimes referred to as the "Authorized Capital Stock." The Authorized Capital Stock of the Registrant shall therefore be five hundred and ten million shares (510,000,000) shares, of which five hundred million (500,000,000) shares shall be shares of Common Stock and ten million (10,000,000) shares shall be shares of Preferred Stock, which may be issued in one or more series. The Board of Directors of the Registrant is authorized to fix the powers, preferences, rights, qualifications, limitations or restrictions of the Preferred Stock and any series thereof pursuant to Section 151 of the Delaware General Registrant Law.

The Joint Written Consent approving the Certificate of Amendment to the Certificate of Incorporation and each of the Corporate Actions is attached hereto as Exhibit A.

Holders of Common Stock do not have preemptive rights to purchase or subscribe for any new issuances of Common Stock, the authorization and subsequent potential issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This Amendment will not alter current stockholders' relative rights and limitations.

The Certificate of Amendment to the Registrant's Certificate of Incorporation that reflects the newly-authorized Preferred Stock is attached hereto as Exhibit B. The increase in Authorized Capital Stock will become effective upon the filing of the Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, which is expected to occur as soon as is reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to the Registrant's stockholders.

Reason for Increase in Authorized Capital Stock

In order to facilitate our ability to raise capital in furtherance of our business plan, we may be expected to issue Preferred Stock at the discretion of the Board of Directors. Notwithstanding the foregoing, we have no present plans, nor have we entered into any agreements or understandings, that may require the issuance of any of the newly-authorized Preferred Stock. However, our Board of Directors and Majority Consenting Stockholders have determined that it is in the best interests of the Registrant and all our stockholders to have available authorized but unissued shares of Preferred Stock. As a result of the increase in Authorized Capital Stock, the Registrant will be able to issue Preferred Stock from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, establishing strategic relationships with corporate partners and acquiring or investing in complementary businesses or products.

Effects of Authorization of Preferred Stock

The new shares of Preferred Stock that will be authorized by the amendment may be issued in one or more classes or series, having such designations, preferences, privileges and rights as the Board of Directors may determine.

Although authorization of Preferred Stock is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any instruments or the Certificate of Incorporation, as amended, or the Bylaws of the Registrant in effect on the date of this Information Statement, the Registrant's stockholders should note that the availability of authorized and unissued shares Preferred Stock could make any attempt to gain control of the Registrant or the Board more difficult or time consuming and that the availability of additional authorized and unissued Authorized Capital might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of Preferred could be issued by the Board to dilute the percentage of voting rights owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board. Further, while the Board of Directors has no plan to issue any shares of Preferred Stock, it does believe that having available shares of Preferred Stock for issuance in the future in connection with any proper business purpose will result the a better capital structure to grow our business.

ACTION III

REVERSE STOCK SPLIT

Material Terms of the Reverse Split

The Board of Director has unanimously adopted and the Majority Consenting Stockholders have approved a resolution, attached as Exhibit A hereto (the "Joint Written Consent"), to effect a one-for-thirty (1:30) Reverse Split of the 446,282,698 outstanding shares of Common Stock, resulting in 14,876,090 shares of Common Stock on the Effective Date. The resulting share ownership interest including resulting fractional shares for each individual shareholder shall be rounded up to the first whole integer. The Board and the Majority Consenting Stockholders believe that the Reverse Split is in the Registrant's best interests, principally because it will enable the Registrant to issue the requisite number of post-Reverse Split Shares to the holders of Novomic Ltd's Ordinary Shares (the "Novomic Shareholders") in connection with the Merger.

Based upon the terms of the Merger Agreement, the Novomic Shareholders will own 75.53% of the post-Reverse Split Shares and the present BreedIT stockholders owning the remaining 24.47% of the post-Reverse Shares. In order to fulfill its obligations under the Merger Agreement and to implement the Corporate Actions contemplated by this Information Statement, on August 16, 2016, the Registrant authorized and implemented the issuance of 297,063,525 pre-Reverse Split Shares of Common Stock to the Novomic Shareholders from the total 350,780,827 available authorized but unissued Common Stock.

The immediate effect of the Reverse Split will be to reduce the total number of pre-Reverse Split Shares owned by the Registrant's stockholders at the date of the Closing of the Merger agreement from 446,282,698 shares of Common to 14,876,090 shares of Common Stock issued and outstanding on the Effective Date.

The Registrant's 500,000,000 authorized Shares of Common Stock, par value $0.0001, will remain unchanged by the Reverse Split. However, as discussed in Action II above, the Corporate Actions also provide for the authorization of 10,000,000 shares of newly authorized Preferred Stock, which may be issued in one or more classes or series, having such designations, preferences, privileges and rights as the Board of Directors may determine, without further action by our stockholders.

The Reverse Split will affect all of the holders of the Registrant's Common Stock uniformly and will not materially affect any stockholder's percentage ownership interest in the Registrant or proportionate voting power, except for insignificant changes that will result from the rounding of fractional shares.

The Reverse Split is expected to become effective upon receipt of approval from FINRA which may be expected to be in September 2016 (the "Effective Date"). The Reverse Split will take place on the Effective Date without any action on the part of the holders of the Registrant's Common Stock and without regard to current certificates representing shares of the Registrant's Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each stockholder is entitled to receive as a result of the Reverse Split.

No fractional shares will be issued in connection with the Reverse Split. Any fractional share will be rounded up to the first whole integer.

Certain Federal Income Tax Consequences

The following summary of certain material federal income tax consequences of the Reverse Split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, non-resident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service ("IRS"), all of which are subject to change, possibly with retroactive effect, and assumes that the shares of Common Stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code.

Holders of Common Stock are advised to consult their own tax advisers regarding the federal income tax consequences of the proposed Reverse Split in light of their personal circumstances and the consequences under state, local and foreign tax laws. The Reverse Split will qualify as a recapitalization described in Section 368(a)(1)(E) of the Code. No gain or loss will be recognized by the Registrant in connection with the Reverse Split. No gain or loss will be recognized by a stockholder who exchanges all of his shares of pre-reverse Common Stock solely for shares of post-reverse Common Stock. The aggregate basis of the shares of the Common Stock to be received in the Reverse Split will be the same as the aggregate basis of the shares of Common Stock surrendered in exchange therefore. The holding period of the shares of Common Stock to be received in the Reverse Split will include the holding period of the shares of Common Stock surrendered in exchange therefore.

The Registrant's views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each stockholder, depending on the state in which such stockholder resides.

THE FOREGOING SUMMARY IS INCLUDED FOR GENERAL INFORMATION ONLY. ACCORDINGLY, EACH HOLDER OF THE REGISTRANT'S COMMON STOCK IS URGED TO CONSULT WITH HIS OWN TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT, INCLUDING THE APPLICATION AND EFFECT OF THE LAWS OF ANY STATE, MUNICIPAL, FOREIGN OR OTHER TAXING JURISDICTION.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table lists the number of shares of Common Stock of our Registrant as of August 19, 2016 that are beneficially owned by (i) each person or entity known to our Registrant to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each officer and director of our Registrant; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal stockholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within sixty (60) days. Under the rules of the SEC, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he/she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power. As of August 19, 2016, the Registrant has 446,282,698 shares of Common Stock outstanding.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned or Right to Direct Vote	Percentage of Common Stock Beneficially Owned or Right to Direct Vote (1)

Itschak Shrem, former CEO and Director	5,600,000	1.25%
21 Ha’Arba’h Street
Tel-Aviv, Israel

Oded Gilboa, CFO	500,000	0.11%
23/14 Rabbi Akiva Street
Raanana, Israel

Erez Zino, Director	9,625,000	2.15%
40 Meri Ya'Ari Street,
Tel-Aviv, Israel

Zvi Yemini, Chairman (2)	118,702,325	26.60%
38 Yefet Street
Tel Aviv, Israel

Liran Chen, CEO	0	0.00%
24 Moshe Dayan
Yehud, Israel

Microdel Ltd. principal shareholder (3)	92,873,147	20.81%
P.O. Box 1714
Maccabim Reut, Israel

George Pehlivian	37,000,065	8.29%
1 Rue Puteaux
75017 Paris, France

Directors and Officers (4 persons)	5,599,545	37.74

(1) Based on 446,282,698 shares of common stock issued and outstanding at August 19, 2016.
(2) Mr. Yemini's shares are owned of record by YMY Ltd., organized under the laws of Israel. Mr. Yemini is the control person of YMY Ltd.
(3) Microdel is organized under the laws of Israel. Mr. Yossi De-Levie is founder and chairman of Microdel and has dispositive power with respect to these share.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE.

Name	Age	Title
Zvi Yemini	65	Chairman
Liran Chen	36	CEO
Erez Zino	43	Director
Oded Gilboa	42	CFO

Our Directors hold office until the next annual meeting of our stockholders or until their successors are duly elected and qualified. Set forth below is a summary description of the principal occupation and business experience of each of our Directors and executive officers for at least the last five years.

Zvi Yemini, age 65, Chairman: Mr. Yemini founded ZAG Industries Ltd. ("ZAG") in 2007, an Israeli-based company that designs, develops, manufactures and markets plastic consumer products, in 1987 and served as its Chief Executive Officer until 2000, and as its chairman until 2006. Mr. Yemini has over 25 years of industry experience in technology, manufacturing and marketing . In 2002, Mr. Yemini cofounded Hydro Industries Ltd., an Israeli based company engaged in the development and marketing of garden equipment powered by water. Mr. Yemini served as its chairman from 2002 to 2011. Since 2011, Mr. Yemini has also served as the chairman Shenkar Design College, a public college in Ramat Gan, Israel that provides Israeli industrial companies with qualification and R&D services. Since 2002, Mr. Yemini has also served as the chairman of the Tel-Aviv Trade Fairs & Convention Center. Mr. Yemini holds a B.A in Industrial Engineering from the Technion Israel Institute of Technology and an Executive M.B.A. from Tel-Aviv University and a M.A. in Marketing from Baruch College in New York.

Liran Chen, age 36, CEO: Mr. Chen has over 9 years of experience in management and business development, specializing in identifying cross-sale opportunities with both new and existing customers, structuring proposals, negotiating business terms and devising and implementing M&A strategies. Since 2008, he has held various management positions including the position of Israeli CEO for Carat, which is part of the Dentsu Aegis Network - one of the largest and most innovative media holding companies in the world. Mr. Chen holds a law degree (LL.B) from The College of Management, located in Rishon LeZion, Israel. As part of his LL.B, he also obtained a Mediator Certificate. In addition, he participated in a Program from INSEAD Executive Education for Managing Partnerships and Strategic Alliances.

Erez Zino, 43, a founder the principal stockholder of the Company, became our CEO in May 2012 and became our acting CFO in January 2013. In connection with our acquisition of 66.67% of BreedIT Israel, Mr. Zino resigned as an executive officer of the Company but continues to serve as a director. During the past five years, Mr. Zino has been the owner and managing director of Ozicom Communication Ltd., a private company that provides internet marketing support. Mr. Zino is a trained computer programmer and specializes in internet marketing.

Oded Gilboa, 42, was appointed to be the Company's CFO on December 4, 2013. He is a licensed CPA in the United States and Israel. Prior to his appointment as CFO, Mr. Gilboa served as the Registrant's finance and accounting consultant. Mr. Gilboa has over 16 years of experience in finance and public accounting, having served as a senior finance executive in the technology and biotech industries with responsibilities in corporate finance, accounting, strategic planning and operational and financial management. From 2010 through 2012, Mr. Gilboa served as the Revenue Accounting and Finance Manager of Mylan Specialty, a subsidiary of Mylan Inc. (NASDAQ: MYL), a global company focused on the development, manufacturing and marketing of prescription drug products. From 2007 through 2009, Mr. Gilboa was the Executive director of Finance and US Controller of Taro Pharmaceuticals (NASDAQ:TAROF), a global pharmaceutical company. From 1998 through 2007 Mr. Gilboa held various financial positions with IDT Corporation (NYSE:IDT), a world-wide provider of telecommunications and media services, where in his most recent role he served as director of Finance. Mr. Gilboa began his career in public accounting, auditing both public and private companies and holds a B.A in Economics and Accounting from Tel-Aviv University and an M.B.A. from Recanati Business School at Tel-Aviv University.

The Board of Directors has concluded that Mr. Yemini and Mr. Zino should serve as Directors because of their extensive and diverse experience working with development teams and managing development efforts, which experiences they each gained while working at and managing the above-referenced entities. Notwithstanding the foregoing, pursuant to the terms of the Merger Agreement, the Registrant and Novomic Ltd agreed that the Novomic Shareholders will have the right to designate two (2) persons to the newly-constituted three (3) person Board of Directors and the control persons of the Registrant at the date of the Merger Agreement will have the right to designate one (1) person to the Board of Directors. Following the Closing, Mr. Yemini was authorized by Novomic to be the initial designee to the Board of Directors.

Each Director of the Registrant serves for a term of one year or until the successor is elected at the Registrant's annual shareholders' meeting and is qualified, subject to removal by the Registrant's shareholders. Our executive officer serves at the pleasure of the Board of Directors, for a term of one year and until the successor is elected at the annual or other meeting of the Board of Directors and is qualified.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires officers and directors of the Registrant and persons who own more than ten percent of a registered class of the Registrant's equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission, and forward copies of such filings to the Registrant. We believe, based solely on our review of the copies of such forms, that during the fiscal year ended December 31, 2015, our sole executive officer and both or our Directors and 5% shareholders have complied with Section 16(a) filing requirements.

Auditors

The Registrant engaged M&K CPAS, PLLC ("M&K") as the Registrant's independent registered public accounting firm for the fiscal year ending December 31, 2015 and 2014.

Code of Ethics and Audit Committee

We do not currently have a Code of Ethics applicable to our principal executive, financial and accounting officers. We do not have a financial expert on the board or an audit committee or nominating committee.

Potential Conflicts of Interest

Since we do not have an audit or compensation committee comprised of independent directors, the functions that would have been performed by such committees are performed by our directors. The Board of Directors has not established an audit committee and does not have an audit committee financial expert, nor has the Board established a nominating committee. The Board is of the opinion that such committees are not necessary since the Registrant has only two directors, and to date, such directors have been performing the functions of such committees. Thus, there is a potential conflict of interest in that our directors and officers have the authority to determine issues concerning management compensation, nominations, and audit issues that may affect management decisions. We are not aware of any other conflicts of interest with any of our executive officers or directors.

Involvement in Certain Legal Proceedings

There are no legal proceedings that have occurred within the past five years concerning our directors, or control persons which involved a criminal conviction, a criminal proceeding, an administrative or civil proceeding limiting one's participation in the securities or banking industries, or a finding of securities or commodities law violations.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the total compensation that we have paid or that has accrued on behalf of our chief executive officer and other executive officers during the fiscal years ending December 31, 2015, 2014 and 2013.

Summary Compensation Table
					Long Term
		Annual Compensation			Compensation Awards

				Other	Restricted	Securities
				Annual	Stock	Underlying	All Other
		Salary	Bonus	Compensation	Award(s)	Options	Compensation
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)

Itscha Shrem, former CEO and Chairman (1)	2015	36,000	---	---	52,440	---	52,440
	2014	36,000	---	---	---	---	---
Oded Gilboa, CFO (2)	2015	77,000	---	---	---	---	---
	2014	48,000	---	---	---	---	---
Erez Zino, Director, former CEO, CFO (3)	2015	---	---	---	---	---	---
	2014	---	---	---	---	---	---
Yoel Yogev, former CEO and Director (4)	2015	41,500	---	---	---	---	---
	2014	46,000	---	---	---	---	---

(1) Mr. Shrem was appointed as chairman of the board on December 31, 2013 and was appointed as the Company's CEO on November 10, 2015. Effective August 17, 2016, Mr. Shrem resigned as an officer and director of the Registrant.
(2) Mr. Gilboa was appointed to be CFO of the Company on December 4, 2013.
(3) Mr. Zino became our CEO in July 2012 and acting CFO in January 2013. He resigned as CFO on December 4, 2013 and as CEO on January 7, 2014 and remains a director.
(4) Mr. Yogev was appointed to the board on January 7, 2014 and served as the Company's CEO from January 14, 2014 to November 10, 2015 at which time he resigned from CEO and from the board of directors.

Option/SAR Grants

We do not currently have a stock option plan. No individual grants of stock options, whether or not in tandem with stock appreciation rights known as SARs or freestanding SARs have been made to any executive officer or any director since our inception; accordingly, no stock options have been granted or exercised by any of the officers or directors since we were founded.

Long-Term Incentive Plans and Awards

We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance. No individual grants or agreements regarding future payouts under non-stock price-based plans have been made to any executive officer or any director or any employee or consultant since our inception; accordingly, no future payouts under non-stock price-based plans or agreements have been granted or entered into or exercised by any of the officers or directors or employees or consultants since we were founded.

Compensation of Directors

There are no current arrangements pursuant to which directors are or will be compensated in the future for any services provided as a director.

Employment Contracts, Termination of Employment, Change-in-Control Arrangements

There are no employment contracts in place, no employees were terminated and no change in control arrangements have been signed with the company.

By order of the Board of Director of Breedit Corp.

40 Wall Street, 28th Floor
New York, NY 10005
Phone: +(972) 54-222-9702
August 22, 2016

By: /s/ Liran Chen
Liran Chen
CEO

Exhibit A

JOINT WRITTEN CONSENT
OF THE
BOARD OF DIRECTORS AND MAJORITY CONSENTING STOCKHOLDERS
OF
BREEDIT CORP.

The undersigned, being the members of the Board of Directors of BreedIT Corp., a Delaware corporation (the "Registrant"), acting together with the written consent of the holders (the "Majority Consenting Stockholders") of a majority of the outstanding shares of the Registrant's common stock, par value $0.0001 (the "Common Stock") acting pursuant to the authority granted by Section 242 of the Delaware General Registrant Law ("DGCL"), do hereby adopt the following resolutions as of this 19th day of August 2016.

WHEREAS, the Registrant's Board of Directors has determined to change the name of the Registrant from BreedITCorp. to TechCare Corp.

NOW, THEREFORE, BE IT RESOLVED, that the Certificate of Incorporation of this Registrant be amended by changing the following Articles as follows:

FIRST: The name of the Registrant is: TechCare Corp.

SECOND: The Registrant shall be authorized to issue five hundred and ten million (510,000,000) shares of capital stock, of which five hundred million (500,000,000) shares shall be shares of common stock, par value $0.0001 per share ("Common Stock") and ten million (10,000,000) shares shall be shares of preferred stock, par value of $0.0001 per share, which may be issued in one or more series ("Preferred Stock"). The Board of Directors of the Registrant is authorized to fix the powers, preferences, rights, qualifications, limitations or restrictions of the Preferred Stock and any series thereof pursuant to Section 151 of the DGCL; and the 446,282,698 shares of Common Stock that are issued and outstanding shall be subject to a reverse stock split of one-for-thirty (1:30) basis resulting in 14,876,090 issued and outstanding shares of Common Stock at the Effective Date.

FURTHER RESOLVED, that this Joint Written Consent of the Board of Directors and Majority Consenting Stockholders shall be added to the corporate records of this Registrant and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the Board of Directors and the Majority Consenting Stockholders of this Registrant. This Joint Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Joint Written Consent.

FURTHER RESOLVED, that the undersigned members of the Registrant's Board of Directors and the Majority Consenting Stockholders of the Registrant, hereby authorize, ratify and approve the forgoing actions pursuant to the provisions of the DGCL and thereby direct that this Joint Written Consent of the Board of Directors and Majority Consenting Stockholders be filed with the minutes of the meetings of the Registrant.
The number of shares of Registrant's Common Stock issued and outstanding at August 19, 2016 (the "Record Date") is 446,282,698 shares of Common Stock. The number of shares of Common Stock necessary to approve the above resolutions under Section 228 of Title 8 of the DGCL and the By-laws of the Registrant is 223,141,350 shares of Common Stock. The Majority Consenting Stockholders, holding 248,575,537 shares of Common Stock, representing 55.70% of our 446,282,698 outstanding shares of Common Stock, have consented to the adoption of the above resolutions.

FURTHER RESOLVED, that any action or actions heretofore taken by any officer of the Registrant for and on behalf of the Registrant in connection with the foregoing resolutions are hereby ratified and approved as duly authorized actions of the Registrant. This Joint Written Consent shall be added to the corporate records of the Registrant and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the Registrant. This Joint Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Joint Written Consent.

BreedIT Corp.

By: /s/ Zvi Yemini
Zvi Yemini, Chairman

Name of Consenting Shareholder	Number of Share Beneficially Owned	Percentage of Common Stock Owned (1)

YMY Ltd. (2)	118,702,325	26.60%

Micrdel Ltd. (3)	92,873,147	20.81%

George Pehlivian	37,000,065	8.29%

Total	248,575,537	55.70%

(1) Applicable percentage ownership is based on 446,282,698 Shares of Common Stock outstanding as of August 19, 2016.
(2) Mr. Zvi Yemini, the Registrant's chairman, is the control person of YMY Ltd, organized under the laws of Israel.
(3) Microdel is organized under the laws of Israel. Mr. Yossi De-Levie is founder and chairman of Microdel and has dispositive power with respect to these share.

Exhibit B

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION

BreedIT Corp., a Registrant organized and existing under and by virtue of the General Registrant Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of BredIT Corp. (the "Registrant") resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said Registrant, declaring said amendment to be advisable and based upon the written consent of stockholders of said Registrant holding a majority of the outstanding shares of common stock for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this Registrant be amended by changing the Article thereof numbered "FIRST" and "FOURTH" so that, as amended, said Articles shall be and read as follows:

"FIRST: The name of the Registrant is: TechCare Corp."

"FOURTH: The Registrant shall be authorized to issue five hundred and ten million (510,000,000) shares of capital stock, of which five hundred million (500,000,000) shares shall be shares of common stock, par value $0.0001 per share ("Common Stock") and ten million (10,000,000) shares shall be shares of preferred stock, par value of $0.0001 per share, which may be issued in one or more series ("Preferred Stock"). The Board of Directors of the Registrant is authorized to fix the powers, preferences, rights, qualifications, limitations or restrictions of the Preferred Stock and any series thereof pursuant to Section 151 of the Delaware General Registrant Law; and the 446,282,698 shares of Common Stock that are issued and outstanding shall be subject to a reverse stock split of one-for-thirty (1:30) basis."

SECOND: That thereafter, pursuant to resolution of its Board of Directors, and based upon the written consent of holders of a majority of the shares of common of said Registrant in accordance with Section 228 of the General Registrant Law of the State of Delaware, the necessary number of shares as required by statute, were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Registrant Law of the State of Delaware.

IN WITNESS WHEREOF, said Registrant has caused this certificate to be signed this 22th day of August 2016.

By: /s/ Zvi Yemini
Name: Zvi Yemini
Title: Chairman